UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025 (March 5, 2025)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Aclarion, Inc. (the “Company”) held a Special Meeting of Stockholders on March 5, 2025 (the “Special Meeting”). The Special Meeting was originally scheduled for February 28, 2025, but was adjourned on that date. The Special Meeting was reconvened on March 5, 2025.

As of January 6, 2025, the record date for the Special Meeting, there were 20,626,124 shares (prior to the Company’s 1-335 reverse stock split on January 30, 2025) of common stock issued and outstanding. Of the votes that were eligible to be cast by the holders of common stock at the Special Meeting, 8,657,021 votes, or approximately 42% of the total, were represented at the meeting in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on February 3, 2025 (the “Proxy Statement”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Proxy Statement. A summary of the proposals presented to and considered by the stockholders of the Company and the voting results at the Special Meeting are set forth below:

The Issuance Proposal - To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company upon exercise of the Series A Warrants and the Series B Warrants. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,750,201	383,538	6,225	4,517,057

The Charter Amendment Proposal - To grant discretionary authority to our board of directors to (i) amend Article IV of the Company’s Certificate of Incorporation to increase the number of our authorized shares of common stock from 200,000,000 shares to 300,000,000 shares and (ii) effect such amendment, if at all, within one year of the date the proposal is approved by stockholders. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,008,009	1,622,299	26,715	—

The Adjournment Proposal - To adopt and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve the Issuance Proposal or the Charter Amendment Proposal at the Special Meeting (the “Adjournment Proposal”). . The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,425,910	1,104,548	126,563	—

All three proposals were approved by the Company’s stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARION, INC.

March 6, 2025	By:	/s/ John Lorbiecki
	Name:	John Lorbiecki
	Title:	Chief Financial Officer

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